UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	April 19, 2005

Midwest Air Group, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)
(414) 570-4000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

        On April 19, 2005, Midwest Air Group, Inc. issued a press release announcing the quarterly financial results for its Midwest Airlines and Skyway Airlines (d/b/a Midwest Connect) operations for the reporting period ended March 31, 2005 (the “Earnings Release”). A copy of the Earnings Release is being furnished as Exhibit 99 to this Current Report on Form 8-K (this “Report”) and is incorporated into this Report by reference.

        The information being furnished under Item 2.02 of this Report shall be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

99	Press Release of Midwest Air Group, Inc., dated April 19, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST AIR GROUP, INC.
Date: April 19, 2005	By: /s/ Dennis J. O'Reilly
Dennis J. O'Reilly, Treasurer

MIDWEST AIR GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99	Press Release of Midwest Air Group, Inc., dated April 19, 2005.